Exhibit 99.13sss

FORM OF
SHAREHOLDER SERVICING AGREEMENT

THIS AGREEMENT, effective as of                   , 2004, by and between One Group Mutual Funds, a Massachusetts business trust (“Trust”), having its principal place of business at 1111 Polaris Parkway, Columbus, Ohio 43240, and One Group Dealer Services, Inc. (“Shareholder Servicing Agent”), a registered broker-dealer incorporated under the laws of the State of Delaware having its principal place of business at 1111 Polaris Parkway, Columbus, Ohio  43240 (“Agreement”).  This Agreement shall be effective February 19, 2005.

W I T N E S S E T H:

WHEREAS, the Trust is an open-end, management investment company registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Trust wishes to have the Shareholder Servicing Agent provide certain services for holders or beneficial owners of certain classes of shares (“Shares”) of each series of the Trust, all as now or hereafter may be identified on Schedule A hereto as such Schedule may be amended from time to time (“Funds”) and Shareholder Servicing Agent wishes to act as the Shareholder Servicing Agent; and

WHEREAS, on August 12, 2004, the Board of Trustees of the One Group Mutual Funds approved (i) the reorganization of certain Funds with and into series of other registered investment companies or other Funds, subject in each case to the approval of each reorganization transaction by the shareholders of the acquired Fund at a shareholder meeting to be held on or about January 20, 2005 (each a “Reorganization”), and (ii) the redomiciliation of One Group Mutual Funds as a Delaware statutory trust to be known as JPMorgan Trust II, subject to the approval of the redomiciliation transaction by shareholders of the Trust at a shareholder meeting to be held on or about January 20, 2005 (“Redomiciliation”); and

WHEREAS, the Reorganization and Redomiciliation transactions described above, if approved by shareholders, are expected to close on or about February 18, 2005, or such later date as the parties to each such transaction shall agree (each a “Closing Date”); and

WHEREAS, the parties agree that this Agreement shall not be effective, or shall cease to be effective, with respect to each Fund whose shareholders approve a Reorganization effective as of the close of business on the Closing Date with respect to each respective Fund; and

WHEREAS, the parties also agree that, if the Redomiciliation is approved by shareholders, this Agreement shall continue in effect with respect to each remaining Fund following the Redomiciliation for the remaining term of this Agreement, and JPMorgan Trust II shall and each of its Funds succeed to the rights and obligations of the Trust under this Agreement effective as of the close of business on the Closing Date with respect to the Redomiciliation;

1

NOW, THEREFORE, the Trust and Shareholder Servicing Agent hereby agree as follows:

1.                                       Appointment.  Shareholder Servicing Agent hereby agrees to perform certain services for holders or beneficial owners of Shares (“Shareholders”) with respect to certain classes of shares of each Fund, as set forth on Schedule A hereto as amended from time to time.

2.                                       Services to be Performed.

2.1.  Shareholder Services and Related Services.  Shareholder Servicing Agent shall provide or cause its agents to provide any combination of the personal shareholder liaison services and account maintenance services (“Shareholder Services”) or related services described in Sections 2.2 and 2.3 of this Agreement.

2.2.  Shareholder Services.  For purposes of this Agreement, Shareholder Services shall include:  (a) answering Shareholder and registered representative inquiries regarding account status and history, the manner in which purchases and redemptions of the Shares may be effected and certain other matters pertaining to the Trust; (b) providing Shareholder account information through a variety of electronic and non-electronic means; (c) assisting Shareholders in designating and changing dividend options, account designations and addresses; (d) arranging for or assisting Shareholders with respect to the wiring of the funds to and from Shareholder accounts in connection with Shareholder orders to purchase, redeem or exchange Shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from Shareholders about their accounts;  and (g) providing such other shareholder services as the Trust or a Shareholder may reasonably request, to the extent permitted by applicable law.

2.3.  Other Related Services.  Other related services include:  (a) aggregating and processing purchase and redemption orders for Shares; (b) providing Shareholders with account statements showing their purchases, sales, and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trust for Shares held for the benefit of Shareholders; (e) forwarding communications from the Trust to Shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and Statements of Additional Information; (f) receiving, tabulating, and transmitting proxies executed by Shareholders; (g) transmitting and receiving funds in connection with Shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining website content; (i) developing, maintaining and enhancing the website to retain state-of-the-art status versus benchmarked sites; and (j) providing support and related services to financial intermediaries in order to facilitate their processing of orders and communications with Shareholders.

2.4.  Subcontracting by Shareholder Servicing Agent.  Shareholder Servicing Agent shall perform any combination of the Shareholder Services and Other Related Services described in Sections 2.2 and 2.3 of this Agreement for Shareholders and may subcontract for the performance of some or all of these services with financial intermediaries: (a) who are record owners of Fund shares; (b) with whom Shareholders have established an account that invests in Shares; or (c) who otherwise provide Shareholder Services and Other Related Services for Shareholders.  Such financial intermediaries may include without limitation any one or more

2

persons, which is an affiliate of Shareholder Servicing Agent.  Unless a Trust otherwise expressly agrees in writing, Shareholder Servicing Agent shall be to the same extent responsible to the Trust for the acts or omissions of any subcontractor or sub-agent as it would be liable to the Trust for its own acts or omissions.

2.5.  Provision of Services.  Shareholder Servicing Agent shall provide such office space and equipment, telephone facilities, and personnel (which may be any part of the space, equipment, and facilities currently used in the Shareholder Servicing Agent’s business, or any personnel employed by the Shareholder Servicing Agent) as may be reasonably necessary or beneficial in order to provide the services specified in Sections 2.2 and 2.3 of this Agreement to Shareholders.  Shareholder Servicing Agent and its officers and employees will, upon request, be available during normal business hours to consult with each Trust, the Board of Trustees of each Trust, or their designees concerning the performance of the Shareholder Servicing Agent’s responsibilities under this Agreement.  In addition, Shareholder Servicing Agent will furnish such information to each Trust, the Board of Trustees of each Trust, or their designees as they may reasonably request concerning the provision of the services specified in Sections 2.2 and 2.3 of this Agreement and will otherwise cooperate with the Trust, the Board of Trustees and their designees (including, without limitation any auditors or counsel designated by the Trust or its board members).

3.  Fees.  As full compensation for the Shareholder Services and Other Related Services described in Sections 2.2 and 2.3 of this Agreement and expenses incurred by the Shareholder Servicing Agent in providing such services, the Trust, with respect to each class of Shares set forth on Schedule A, shall pay the Shareholder Servicing Agent a fee at an annual rate with respect to the daily net asset values of each Fund’s Shares, as set forth on Schedule A to this Agreement.  This fee will be computed daily and will be payable monthly in arrears.

4.  Information Pertaining to the Shares; Etc.  No person is authorized to make any representations concerning the Trusts or any Shares except those representations contained in the applicable Fund’s then-current Prospectuses and Statements of Additional Information and in such printed information as the applicable Trust or the principal underwriter for the Trust may prepare or approve.  Shareholder Servicing Agent further agrees to deliver to Shareholders, upon request of the Trust, copies of any amended Prospectuses and Statements of Additional Information or other information prepared for distribution to Shareholders.

During the term of this Agreement, each Trust agrees to furnish Shareholder Servicing Agent all Prospectuses, Statements of Additional Information, proxy statements, proxy solicitation materials, reports to shareholders, and other material the Trust or its agents will distribute to shareholders of each Fund.

5.  Use of Shareholder Service Agent’s Name.  The Trusts shall not use the name of Shareholder Servicing Agent in any Prospectus, sales literature or other material relating to the Trust in a manner not approved by Shareholder Servicing Agent prior thereto in writing; provided, however, that the approval of Shareholder Servicing Agent shall not be required for any use of its name in a manner that merely refers in accurate and factual terms to its appointment hereunder or which is required by the Commission or any state securities authority

3

or any other appropriate regulatory, governmental or judicial authority; provided, further, that in no event shall such approval be unreasonably withheld or delayed.

6.  Use of the Trust’s Name.  Shareholder Servicing Agent shall not use the name of the Trust or Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided, however, that the approval of the Trust shall not be required for the use of the Trust’s name in connection with communications permitted by Sections 2 and 4 of this Agreement or for any use of the Trust’s name in a manner that merely refers in accurate and factual terms to Shareholder Servicing Agent’s role hereunder or which is required by the Commission or any state securities authority or any other appropriate regulatory, governmental or judicial authority; provided, further, that in no event shall such approval be unreasonably withheld or delayed.

7.  Security.  Shareholder Servicing Agent represents and warrants that the various procedures and systems that (a) it has implemented with regard to safeguarding from loss or damage attributable to fire, theft or any other cause any Trust records and other data and Shareholder Servicing Agent’s records, data, equipment, facilities and other property used in the performance of its obligations hereunder are adequate and (b) it will make such changes in such procedures and systems that, from time to time, in its judgment are required for the secure performance of its obligations hereunder.  The parties shall review such systems and procedures on a periodic basis, and the Trust shall, from time to time, specify the types of records and other data of the Trust to be safeguarded in accordance with this Section 7.

8.  Compliance with Laws; Etc.  Shareholder Servicing Agent shall comply with all applicable federal and state securities laws and regulations.  Shareholder Servicing Agent represents and warrants to the Trust that the performance of all its obligations hereunder will comply with all applicable securities laws and regulations, the provisions of its charter documents and by laws and all material contractual obligations binding upon Shareholder Servicing Agent.

9.  Liability and Force Majeure.  Shareholder Servicing Agent shall not be liable or responsible for any loss, interruption, delay or error including any loss, interruption, delay or error by reason of circumstances beyond its control (which includes but is not limited to, acts of civil or military authority, national emergencies, labor difficulties, fire, equipment failure, mechanical breakdown, flood or catastrophe, acts of God, insurrection, war, terrorism, riots or failure of communication or power supply), provided, that any loss, interruption, delay or error is not caused by the willful misfeasance, bad faith or gross negligence of Shareholder Servicing Agent, its officers, employees or agents in the performance of the Shareholder Servicing Agent’s duties and obligations under this Agreement or from the reckless disregard by the Shareholder Servicing Agent, its officers, employees or agents of the Shareholder Servicing Agent’s duties or obligations under this Agreement.

10.  Indemnification.

10.1.  Indemnification of Shareholder Servicing Agent.  Each Trust will indemnify and hold Shareholder Servicing Agent harmless, from all losses, claims, damages,

4

liabilities or expenses (including reasonable fees and disbursements of counsel) from any claim, demand, action or suit (collectively, “Claims”) (a) arising in connection with material misstatements or omissions in the applicable Fund’s Prospectuses, Statements of Additional Information, proxy statements, proxy solicitation materials, reports to shareholders or other materials prepared by the Trust or its agents for distribution to the shareholders of each Fund, actions or inactions by the Trust or any of its agents or contractors or the performance of Shareholder Servicing Agent’s obligations hereunder and (b) not resulting from the willful misfeasance, bad faith, or gross negligence of Shareholder Servicing Agent, its officers, employees or agents, in the performance of Shareholder Servicing Agent’s duties or obligations under this Agreement or from the reckless disregard by Shareholder Servicing Agent, its officers, employees or agents of Shareholder Servicing Agent’s duties and obligations under this Agreement. Notwithstanding anything herein to the contrary, each Trust will indemnify and hold Shareholder Servicing Agent harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any Claim as a result of Shareholder Servicing Agent’s acting in accordance with any written instructions reasonably believed by Shareholder Servicing Agent to have been executed by any person duly authorized by the Trust, or as a result of acting in reliance upon any instrument or stock certificate reasonably believed by Shareholder Servicing Agent to have been genuine and signed, countersigned or executed by a person duly authorized by the Trust.

In any case in which the Trust may be asked to indemnify or hold Shareholder Servicing Agent harmless, the Trust shall be advised of all pertinent facts concerning the situation in question and Shareholder Servicing Agent shall use reasonable care to identify and notify the Trust promptly concerning any situation that presents or appears likely to present a claim for indemnification by the Trust.  The Trust shall have the option to defend Shareholder Servicing Agent against any Claim which may be the subject of indemnification under this Section 10.1.  In the event that the Trust elects to defend against such Claim, the defense shall be conducted by counsel chosen by the Trust and reasonably satisfactory to Shareholder Servicing Agent.  Shareholder Servicing Agent may retain additional counsel at its expense.  Except with the prior written consent of the Trust, Shareholder Servicing Agent shall not confess any Claim or make any compromise in any case in which the Trust will be asked to indemnify Shareholder Servicing Agent.

10.2.  Indemnification of the Trust.  Without limiting the rights of the Trusts under applicable law, Shareholder Servicing Agent will indemnify and hold each Trust harmless from all losses, claims, damages, liabilities or expenses (including reasonable fees and disbursements of counsel) from any Claim (a) resulting from the willful misfeasance, bad faith or gross negligence of Shareholder Servicing Agent, its officers, employees, or agents, in the performance of Shareholder Servicing Agent’s duties and obligations under this Agreement or from the reckless disregard by Shareholder Servicing Agent, its officers, employees, or agents of Shareholder Servicing Agent’s duties and obligations under this Agreement, and (b) not resulting from Shareholder Servicing Agent’s actions in accordance with written instructions reasonably believed by Shareholder Servicing Agent to have been executed by any person duly authorized by the Trust, or in reliance upon any instrument or stock certificate reasonably believed by Shareholder Servicing Agent to have been genuine and signed, countersigned or executed by a person authorized by the Trust.

5

In any case in which Shareholder Servicing Agent may be asked to indemnify or hold the Trust harmless, Shareholder Servicing Agent shall be advised of all pertinent facts concerning the situation in question and the Trust shall use reasonable care to identify and notify Shareholder Servicing Agent promptly concerning any situation that presents or appears likely to present a claim for indemnification by Shareholder Servicing Agent.  Shareholder Servicing Agent shall have the option to defend the Trust against any Claim which may be the subject of indemnification under this Section 10.2.  In the event that Shareholder Servicing Agent elects to defend against such Claim, the defense shall be conducted by counsel chosen by Shareholder Servicing Agent and reasonably satisfactory to the Trust.  The Trust may retain additional counsel at its expense.  Except with the prior written consent of Shareholder Servicing Agent, the Trust shall not confess any Claim or make any compromise in any case in which Shareholder Servicing Agent will be asked to indemnify the Trust.

10.3.  Survival of Indemnities.  The indemnities granted by the parties in this Section 10 shall survive the termination of this Agreement.

11.  Insurance.  Each of the parties shall maintain reasonable insurance coverage against any and all liabilities that may arise in connection with the performance of this Agreement.

12.  Further Assurances.  Each party agrees to perform such further acts and execute further documents as are necessary to effectuate the purposes hereof.

13.  Termination.  This Agreement shall become effective February 19, 2005 and, unless sooner terminated as provided herein, shall continue until October 31, 2006. Thereafter, if not terminated, this Agreement shall continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any such party. This Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Trust’s Board of Trustees or by the Shareholder Servicing Agent. The termination of this Agreement with respect to one Fund shall not result in the termination of this Agreement with respect to any other Fund.  This Agreement will also terminate automatically in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” shall have the same meanings as ascribed to such terms in the 1940 Act.)

14.  Privacy.  Shareholder Servicing Agent acknowledges and agrees on behalf of itself and its directors, officers and employees that it may receive from financial intermediaries or the Funds other information, or access to information, about shareholders of the Funds who are “Shareholders” or “consumers” generally as such terms are defined under Regulation S-P (17 CFR 248.1 - 248.30) (collectively, “Shareholder Information”) including, but not limited to, non-public personal information such as a Shareholder’s name, address, telephone number, account relationships, account numbers, account balances and account histories. All information, including Shareholder Information, obtained pursuant to this Agreement shall be considered confidential information.  Shareholder Servicing Agent shall not disclose such confidential information to any other person or entity or use such confidential information other than to carry out the purposes of this Agreement, including its use under sections 248.14 and 248.15 of

6

Regulation S-P in the ordinary course of carrying out the purposes of this Agreement.   Shareholder Servicing Agent agrees to:

(a)                      Limit access to Shareholder Information which is obtained pursuant to this Agreement to employees who have a need to know such Shareholder Information to effect the purposes of this Agreement;

(b)                     Safeguard and maintain the confidentiality and security of Shareholder Information which is obtained pursuant to this Agreement; and

(c)                      Use Shareholder Information obtained pursuant to this Agreement only to carry out the purposes for which the Shareholder Information was disclosed and for no other purpose.

Shareholder Servicing Agent shall not, directly or through an affiliate, disclose an account number or similar form of access number or access code for an account for use in telemarketing, direct mail marketing, or marketing through electronic mail, except as permitted in Section 248.12 of Regulation S-P or applicable law.

15.  Non-Exclusivity.  Nothing in this Agreement shall limit or restrict the right of Shareholder Servicing Agent to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

16.  Changes; Amendments.  This Agreement may be amended only by mutual written consent.

17.  Notices.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to Shareholder Servicing Agent at 1111 Polaris Parkway, Suite     , Columbus, Ohio  43240, or (2) to the Trust at 1111 Polaris Parkway, Suite         , Columbus, Ohio 43240, or at such other address as either party may designate by notice to the other party.

18.  Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

19.  Execution of Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same Agreement.

20.  The Trust.  The names “One Group® Mutual Funds” and “Trustees of One Group® Mutual Funds” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust of the One Group Mutual Funds dated May 23, 1985, as amended and restated February 18, 1999, to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed.

7

The obligations of the Trust (or particular series or class thereof) entered into in the name or on behalf thereof by any Trustee, representative or agent of the Trust (or particular series or class thereof) are made not individually, but in such capacities, and are not binding upon any Trustee, shareholder, representative or agent of the Trust (or particular series or class thereof) personally, but bind only the assets of the Trust (or particular series or class thereof), and all persons dealing with any series and/or class of shares of the Trust must look solely to the assets of the Trust belonging to such series and/or class for the enforcement of any claims against the Trust (or particular series or class thereof).

The execution and delivery of this Agreement have been authorized by the Trustees, and this Agreement has been signed and delivered by an authorized officer of the Trust, acting as such, and neither such authorization by the Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (or particular series or class thereof) as provided in the Trust’s charter.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

ONE GROUP MUTUAL FUNDS

By:

Title:

Accepted by:

ONE GROUP DEALER SERVICES, INC.

By:

Title:

8

SCHEDULE A

TO THE SHAREHOLDER SERVICING AGREEMENT

(Effective as of February 19, 2005)

Money Market Funds

Name as of August 12, 2004	New Name as of February 19, 2005	Share Class	Shareholder Servicing Fee* (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
One Group Government Money Market Fund	JPMorgan U.S. Government Money Market Fund (JPMorgan Government Money Market Fund)(1)	Capital	0.05%
		Institutional	0.10%
		Agency	0.15%
		Premier	0.30%
		Reserve	0.30%
		Morgan	0.35%
One Group Institutional Prime Money Market Fund(2)	JPMorgan Institutional Prime Money Market Fund	Capital	0.05%
		Agency	0.15%
		Premier	0.30%
One Group Michigan Municipal Money Market Fund	JPMorgan Michigan Municipal Money Market Fund	Reserve	0.30%
		Investor	0.35%
		Morgan	0.35%
One Group Municipal Money Market Fund	JPMorgan Municipal Money Market Fund	Institutional	0.10%
		Agency	0.15%
		Premier	0.30%
		Reserve	0.30%

(1)                    On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Government Money Market Fund, a proposed reorganization pursuant to which the JPMorgan U.S. Government Money Market Fund and the One Group U.S. Government Securities Money Market Fund will merge with and into One Group Government Money Market Fund if approval of the acquired funds’ shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Government Money Market Fund will be changed to “JPMorgan Government Money Market Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Government Money Market Fund will assume the name “JPMorgan U.S. Government Money Market Fund.”

(2)                    Shareholders of the One Group Institutional Prime Money Market Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Prime Money Market Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Institutional Prime Money Market Fund will no longer be part of this Shareholder Servicing Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 12, 2004	New Name as of February 19, 2005	Share Class	Shareholder Servicing Fee* (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
		Morgan	0.35%
One Group Ohio Municipal Money Market Fund	JPMorgan Ohio Municipal Money Market Fund	Reserve	0.30%
		Investor	0.35%
		Morgan	0.35%
One Group Prime Money Market Fund	JPMorgan Liquid Assets Money Market Fund (JPMorgan Cash Reserves Money Market Fund)(3)	Capital	0.05%
		Institutional	0.10%
		Agency	0.15%
		Premier	0.30%
		Reserve	0.30%
		Investor	0.35%
		Morgan	0.35%
		Class B	0.25%
		Class C	0.25%
One Group Treasury Only Money Market Fund(4)	JPMorgan Treasury Only Money Market Fund	Capital	0.05%
		Agency	0.15%
		Premier	0.30%
One Group U.S. Government Securities Money Market Fund(5)	JPMorgan U.S. Government Securities Money Market Fund	Reserve	0.30%
		Investor	0.35%

(3)                    On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Prime Money Market Fund, a proposed reorganization pursuant to which the JPMorgan Liquid Assets Money Market Fund will merge with and into One Group Prime Money Market Fund if approval of the acquired fund’s shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Prime Money Market Fund will be changed to “JPMorgan Cash Reserves Money Market Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Prime Money Market Fund will assume the name “JPMorgan Liquid Assets Money Market Fund.”

(4)                    Shareholders of the One Group Treasury Only Money Market Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan 100% U.S. Treasury Securities Money Market Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Treasury Only Money Market Fund will no longer be part of this Shareholder Servicing Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(5)                    Shareholders of the One Group U.S. Government Securities Money Market Fund will be asked to approve the reorganization of that Fund with and into the One Group Government Money Market Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group U.S. Government Securities Money Market Fund will no longer be part of this Shareholder Servicing Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 12, 2004	New Name as of February 19, 2005	Share Class	Shareholder Servicing Fee* (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
One Group U.S. Treasury Securities Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund (JPMorgan U.S. Treasury Securities Money Market Fund)(6)	Institutional	0.10%
		Agency	0.15%
		Premier	0.30%
		Reserve	0.30%
		Investor	0.35%
		Morgan	0.35%
		Class B	0.25%
		Class C	0.25%

Equity and Fixed Income Funds

Name as of August 12, 2004	New Name as of February 19, 2005	Share Class	Shareholder Servicing Fee* (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
One Group Arizona Municipal Bond Fund	JPMorgan Arizona Tax Free Bond Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Balanced Fund(7)	JPMorgan Balanced Fund	Class A	0.25%
		Class B	0.25%

(6)                    On August 12, 2004, the Board of Trustees approved, on behalf of the One Group U.S. Treasury Securities Money Market Fund, a proposed reorganization pursuant to which the JPMorgan Treasury Plus Money Market Fund will merge with and into One Group U.S. Treasury Securities Money Market Fund if approval of the acquired fund’s shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group U.S. Treasury Securities Money Market Fund will be changed to “JPMorgan U.S. Treasury Securities Money Market Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group U.S. Treasury Securities Money Market Fund will assume the name “JPMorgan U.S. Treasury Plus Money Market Fund.”

(7)                    Shareholders of the One Group Balanced Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Diversified Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Balanced Fund will no longer be part of this Shareholder Servicing Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 12, 2004	New Name as of February 19, 2005	Share Class	Shareholder Servicing Fee* (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
		Class C	0.25%
		Select	0.25%
One Group Bond Fund	JPMorgan Core Bond Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Diversified Equity Fund(8)	JPMorgan Diversified Equity Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Diversified International Fund(9)	JPMorgan Diversified International Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Diversified Mid Cap Fund	JPMorgan Diversified Mid Cap Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%

(8)                    Shareholders of the One Group Diversified Equity Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan U.S. Equity Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Diversified Equity Fund will no longer be part of this Shareholder Servicing Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(9)                    Shareholders of the One Group Diversified International Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Fleming International Equity Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Diversified International Fund will no longer be part of this Shareholder Servicing Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 12, 2004	New Name as of February 19, 2005	Share Class	Shareholder Servicing Fee* (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
One Group Equity Income Fund	JPMorgan Equity Income Fund (JPMorgan Dividend Income Fund)(10)	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Equity Index Fund	JPMorgan Equity Index Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Government Bond Fund	JPMorgan Government Bond Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Health Sciences Fund(11)	JPMorgan Health Sciences Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group High Yield Bond Fund	JPMorgan High Yield Bond Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Income Bond Fund	JPMorgan Core Plus Bond Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%

(10)              On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Equity Income Fund, a proposed reorganization pursuant to which the JPMorgan Equity Income Fund will merge with and into One Group Equity Income Fund if approval of the acquired fund’s shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Equity Income Fund will be changed to “JPMorgan Dividend Income Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Equity Income Fund will assume the name “JPMorgan Equity Income Fund.”

(11)              Shareholders of the One Group Health Sciences Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Global Healthcare Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Health Sciences Fund will no longer be part of this Shareholder Servicing Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 12, 2004	New Name as of February 19, 2005	Share Class	Shareholder Servicing Fee* (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
One Group Intermediate Bond Fund	JPMorgan Intermediate Bond Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Intermediate Tax-Free Bond Fund(12)	JPMorgan Intermediate Tax Free Bond Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group International Equity Index Fund	JPMorgan International Equity Index Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Investor Balanced Fund	JPMorgan Investor Balanced Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Investor Conservative Growth Fund	JPMorgan Investor Conservative Growth Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Investor Growth Fund	JPMorgan Investor Growth Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Investor Growth & Income Fund	JPMorgan Investor Growth & Income Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Kentucky Municipal Bond Fund	JPMorgan Kentucky Tax Free Bond Fund	Class A	0.25%
		Class B	0.25%

(12)              Shareholders of the One Group Intermediate Tax-Free Bond Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Intermediate Tax-Free Income Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Intermediate Tax-Free Bond Fund will no longer be part of this Shareholder Servicing Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 12, 2004	New Name as of February 19, 2005	Share Class	Shareholder Servicing Fee* (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
		Class C	0.25%
		Select	0.25%
One Group Large Cap Growth Fund	JPMorgan Large Cap Growth Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Large Cap Value Fund	JPMorgan Large Cap Value Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Louisiana Municipal Bond Fund	JPMorgan Louisiana Tax Free Bond Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Market Expansion Index Fund	JPMorgan Market Expansion Index Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Market Neutral Fund	JPMorgan Multi-Cap Market Neutral Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Michigan Municipal Bond Fund	JPMorgan Michigan Tax Free Bond Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Mid Cap Growth Fund	JPMorgan Mid Cap Growth Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Mid Cap Value Fund	JPMorgan Diversified Mid Cap Value Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%

Name as of August 12, 2004	New Name as of February 19, 2005	Share Class	Shareholder Servicing Fee* (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
One Group Mortgage-Backed Securities Fund	JPMorgan Mortgage-Backed Securities Fund	Class A	0.25%
		Select	0.25%
One Group Municipal Income Fund	JPMorgan Tax Free Income Bond Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Ohio Municipal Bond Fund	JPMorgan Ohio Tax Free Bond Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Real Estate Fund	JPMorgan U.S. Real Estate Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Short-Term Bond Fund	JPMorgan Short Duration Bond Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Short-Term Municipal Bond Fund	JPMorgan Short Term Tax Free Bond Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Small Cap Growth Fund	JPMorgan Small Cap Growth Fund (JPMorgan Small Company Growth Fund)(13)	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
		Institutional	0.10%

(13)              On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Small Cap Growth Fund, a proposed reorganization pursuant to which the JPMorgan Small Cap Growth Fund and the JPMorgan U.S. Small Company Opportunities Fund will merge with and into One Group Small Cap Growth Fund if approval of the acquired funds’ shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Small Cap Growth Fund will be changed to “JPMorgan Small Company Growth Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Small Cap Growth Fund will assume the name “JPMorgan Small Cap Growth Fund.”

Name as of August 12, 2004	New Name as of February 19, 2005	Share Class	Shareholder Servicing Fee* (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
One Group Small Cap Value Fund	JPMorgan Small Cap Value Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Strategic Small Cap Value Fund	JPMorgan Strategic Small Cap Value Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Tax-Free Bond Fund	JPMorgan Tax Free Bond Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Technology Fund	JPMorgan Technology Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Treasury & Agency Fund	JPMorgan Treasury & Agency Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group Ultra Short-Term Bond Fund	JPMorgan Ultra Short Term Bond Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
One Group West Virginia Municipal Bond Fund	JPMorgan West Virginia Tax Free Bond Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%

* Up to 0.25% of this fee may be for the Shareholder Services described in Section 2.2 of this Agreement.